UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21279

The Merger Fund VL
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Bonnie L. Smith
100 Summit Lake Drive
Valhalla, New York 10595
(Name and address of agent for service)

914-741-5600
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.

THE MERGER FUND VL

ANNUAL REPORT

DECEMBER 31, 2006

February 9, 2007

Dear Fellow Shareholder:

As previously reported, The Merger Fund VL showed a gain of 16.6% in the 12 months ended December 2006. M&A activity involving publicly traded companies in North America and Europe ran at robust levels throughout the year, and we were able to translate more than 100 of these arbitrage opportunities into profitable investments for the Fund. Deal spreads-the potential per-share profit to be made in any given transaction-were generally adequate relative to the risks involved, although a number of takeover situations offered us unusually favorable risk-reward ratios. Such opportunities sometimes develop when institutional holders of a stock that has risen sharply on takeover news decide to take profits and temporarily flood the market with more shares than arbitrageurs have the capacity to buy. Deal spreads, in other words, can be importantly influenced by the actions of conventional investors, whose assets under management dwarf those of the arbitrage community.

As is customary in these annual reports, we have included a series of charts which reflect the nature of the arbitrage situations in which the Fund has recently invested. Chart 1 shows that as of December 31, friendly transactions represented about 93% of the dollar value of our long positions, while unsolicited, or hostile, takeover attempts accounted for roughly 7%. The latter figure, which is up from 5% a year earlier, is evidence of slightly more aggressive behavior on the part of would-be acquirers. Nevertheless, hostile deals continue to represent a relatively small percentage of total M&A activity. In an era of poison pills, staggered boards and target-friendly state takeover laws, the “just say no” defense is alive and well. Only highly committed buyers willing and able to engage in a long, hard slog should even think about going hostile. And even if the target company eventually throws in the towel and enters into an acquisition agreement, the agreed-upon deal may be with a third party acting as a white knight, not the original bidder. When it comes to hostile takeover attempts, the warning “Don’t try this at home” may be good advice for most corporate boards.

Chart 2 shows that approximately 68% of the acquisitions in which the Fund has recently invested are strategic in nature, meaning combinations that involve a corporate buyer-typically operating in the same industry as the target-whose objective in doing the transaction is to enhance shareholder value on a longer-term basis. The rest are financial, or going-private, deals in which an investor group that normally includes the target’s management uses large amounts of borrowed money to buy out the public shareholders. In most cases, the goal in such highly leveraged transactions is to pay down debt over a few years’ time and then either sell or IPO the company at a price that yields a sizable profit for the buyout group. At the end of December financial deals represented about 32% of our arbitrage investments, up sharply from 8% a year earlier. Going-private transactions now account for a much higher percentage of M&A activity in part because institutional investors have poured record amounts of money into private-equity funds, money that needs to be invested, not hoarded. Debt financing for LBOs is also both readily available and relatively cheap. At the same time, a growing number of senior executives see going-private deals as a way to leave behind the regulatory burdens and media scrutiny that come with public ownership. The prospect of becoming extremely wealthy if their LBOs work out is another reason for managers to be receptive when private-equity firms come calling. Finally, strategic buyers, who would be expected to realize greater acquisition synergies than their private-equity counterparts, are often constrained from bidding against PE shops by more conservative business models.

From an arbitrage standpoint, our historical preference for investing in strategic transactions over LBOs has been tempered by the fact that, thanks to fewer financing contingencies and more tightly written merger agreements, most of today’s going-private deals appear to be less accident-prone. We also take comfort from the increasingly “strategic” nature of LBO activity, with many private-equity firms making serial acquisitions in the same industry, acquisitions that offer synergies comparable to those enjoyed by corporate buyers.

Chart 3 shows the type of merger consideration to be received by the selling company’s shareholders in transactions in which The Merger Fund VL held positions at the end of December. This year’s chart shows that when it comes to deal-making, cash is still king. Mergers and acquisitions involving at least some cash make up 92% of the Fund’s portfolio, while all-stock combinations account for just 6%, about the same as last year. Three years ago all-stock deals represented one-third of our investments. The increasing number of going-private transactions, which are structured as all-cash takeovers, is one factor at work here. Another is that corporate balance sheets continue to be bulging with cash. Not only are cash deals typically more accretive to the buyer’s bottom line than stock deals, but by using their cash for acquisitions, publicly traded companies can make themselves less of a target for activist investors demanding large stock buybacks, special dividends or, even worse, an outright sale. And for acquisition-minded companies whose balance sheets are not cash-heavy, the debt markets are more than accommodating. It’s also the case that many buyers continue to view their own shares as undervalued and are reluctant to use them as an acquisition currency.

We have often explained that cash transactions are neither more nor less attractive to us than stock-based deals; other considerations are much more important when we evaluate potential arbitrage opportunities for the Fund. Deal terms do, however, affect our hedging strategies, some of which are designed to protect against market-related risk in stock-for-stock takeovers, whose value can fluctuate with changes in the buyer’s stock price. The use of such hedges is one reason why the month-to-month variability of the Fund’s returns tends to be so low compared to other equity-oriented mutual funds.

Chart 4 shows our investments grouped by economic sector. Partly reflecting a spate of mergers involving real estate companies, the financial services sector has regained the top spot this year, accounting for 16% of the portfolio at the end of December. M&A activity in the oil patch has been another major source of arbitrage opportunities for us, with energy stocks representing 15% of the Fund’s positions. Investment bankers specializing in healthcare have also been busy lately, and just under 15% of our holdings fall into this category. The rest of the Fund’s positions are well diversified across nine other economic sectors. It’s important to note that we don’t target particular sectors for investment; we go where the deals are. Having said that, however, we do attempt to diversify our investments by industry group in order to make the Fund less vulnerable to systemic risk, or the risk that unexpected industry-specific events could adversely impact a number of pending deals at the same time. Making our job easier in this regard is the fact that most merger agreements now include language that severely limits the acquirer’s right to abandon the transaction due to a “material adverse change” at the target company if such change results from economic or regulatory developments similarly affecting other companies in the same industry. Checking out the fine print in merger agreements is an important part of what we do.

Chart 5 shows the Fund’s arbitrage investments grouped by the geographic region in which the target company is domiciled. At the end of 2006 a little over 79% of the deals in our portfolio involved targets based in North America, while companies located in Europe and Australia accounted for 19% and 2% of the Fund’s investments, respectively. European deal-making was an important source of arbitrage opportunities for the Fund throughout the year, and a number of these positions were among our best-performing investments. It’s not always easy to research deals that may be impacted by political, regulatory and corporate-governance systems that are less shareholder-friendly than those in the U.S., but we’ve been investing globally for a long time and understand the attendant risks. With respect to foreign takeover situations, if we sense that we’re not operating on a level playing field with the locals, we won’t stay in the game.

Chart 6 shows the total dollar value of mergers and acquisitions in the U.S., by quarter, since 1991. Domestic M&A volume rose 33% last year but remained well below the levels seen in the 1998-2000 period. Absent some external shock to the financial markets, the same factors that have contributed to the upturn in deal-making over the past few years should continue to support a healthy level of merger activity going forward. These factors include a stable economy and favorable credit-market conditions; investor pressure on corporate managements to boost top-line growth and lower costs, objectives that are often best achieved through synergistic acquisitions; a buying spree by cash-rich private-equity funds; increased shareholder activism, which often finds the target resorting to some type of corporate reorganization; the dismantling of nationalistic barriers to cross-border deals in Europe; globalization and the need to create world-class companies; Wall Street’s growing willingness to give strategic buyers the benefit of the doubt when they make takeover announcements, as evidenced by the post-announcement performance of their shares; and a return of confidence to corporate boardrooms. We anticipate that The Merger Fund VL will continue to enjoy a favorable investment environment in the year ahead.

Sincerely,

Frederick W. Green
President

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

* Data as of December 31, 2006

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

* Data as of December 31, 2006

Chart 6

MERGER ACTIVITY
1991 - 2006

Source: Securities Data Corp.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND VL AND THE S&P 500

* Inception Date 5/26/04

	Average Annual
	Total Return
	1Year	Since Inception
The Merger Fund VL	16.55%	10.34%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on May 26, 2004. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund VL
EXPENSE EXAMPLE
December 31, 2006

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 for the period 7/1/06 - 12/31/06.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/06	Value 12/31/06	Period 7/1/06 - 12/31/06*
Actual + (1)	$1,000.00	$1,050.50	$18.86
Hypothetical ++ (2)	$1,000.00	$1,006.81	$18.46

+	Excluding dividends on short positions and interest expense, your actual cost of investment in the Fund would be $7.24.
++	Excluding dividends on short positions and interest expense, your hypothetical cost of investment in the Fund would be $7.12.
(1)	Ending account values and expenses paid during period based on a 5.05% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 3.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Merger Fund VL
SCHEDULE OF INVESTMENTS
December 31, 2006

Shares		Value
COMMON STOCKS — 125.24%
	BANKING — 1.75%
8,597	Banca Intesa S.p.A. (b)	$66,391
	BROADCASTING — 9.87%
5,300	Clear Channel Communications, Inc. (e)	188,362
5,250	Univision Communications Inc. (a) (b)	185,955
		374,317
	BROKERAGE SERVICES — 5.02%
37,400	Instinet Group Incorporated (a) (b)	190,295
	BUILDING MATERIALS — 2.52%
6,700	Rinker Group Limited (c)	95,460
	COMMERCIAL PRINTING — 1.59%
1,200	John H. Harland Company (c)	60,240
	COMMERCIAL VEHICLES — 0.60%
325	Scania AB (b)	22,835
	COMPUTER HARDWARE — 3.96%
2,475	American Power Conversion (d)	75,710
5,000	Symbol Technologies, Inc. (f)	74,700
		150,410
	COMPUTER SOFTWARE & SERVICES — 1.69%
1,700	Open Solutions Inc. (a) (b)	63,988
	CROP SCIENCES — 3.70%
3,475	Delta and Pine Land Company (b)	140,564
	DEFENSE ELECTRONICS — 0.69%
1,100	Essex Corporation (a) (e)	26,301
	FOOD SERVICE — 4.80%
5,450	ARAMARK Corporation (e)	182,302
	HOME FURNISHINGS & ACCESSORIES — 0.99%
1,100	The Yankee Candle Company, Inc. (b)	37,708
	HOTELS & GAMING — 6.21%
2,850	Harrah’s Entertainment (d)	235,752
	INTEGRATED OIL & GAS COMPANIES — 1.46%
1,480	Shell Canada Limited (b)	55,220
	LABORATORY EQUIPMENT — 2.08%
6,000	Solexa, Inc. (a) (c)	78,900

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2006

Shares		Value
	MEDICAL DEVICES — 10.32%
5,005	Biomet, Inc. (d)	$206,556
5,900	Conor Medsystems, Inc. (a) (e)	184,847
		391,403
	METALS & MINING — 2.52%
800	Phelps Dodge Corporation (d)	95,776
	OIL & GAS EXPLORATION & PRODUCTION — 3.97%
3,850	Energy Partners, Ltd. (a) (f)	94,017
1,600	Stone Energy Corporation (a) (f)	56,560
		150,577
	OIL REFINING & MARKETING — 2.47%
1,250	Giant Industries, Inc. (a) (f)	93,688
	OILFIELD EQUIPMENT & SERVICES — 6.33%
50	Cie Generale de Geophysique SA (a) (b)	10,838
2,700	Veritas DGC Inc. (a) (f)	229,176
		240,014
	PHARMACEUTICALS — 4.02%
170	Serono SA (f)	152,630
	PHARMACY-BENEFIT SERVICES — 3.01%
2,000	Caremark Rx (e)	114,220
	PIPELINES — 6.13%
2,200	Kinder Morgan, Inc. (f)	232,650
	PUBLISHING — 3.15%
7,150	The Reader’s Digest Association (c)	119,405
	REAL ESTATE INVESTMENT TRUSTS — 6.08%
1,925	Equity Office Properties Trust (d)	92,727
3,025	Reckson Associates Realty Corporation (f)	137,940
		230,667
	SPECIALTY RETAILING — 1.57%
1,800	Claire’s Stores, Inc. (d)	59,652
	STOCK EXCHANGES — 9.58%
3,075	Euronext NV (f)	363,293
	TELEPHONY — 17.14%
4,315	BellSouth Corporation (b)	203,280
5,900	Portugal Telecom, SGPS, S.A. (b)	76,636

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2006

Shares		Value
	TELEPHONY — 17.14% (continued)
18,300	Price Communications Corporation (b) (g)	$370,392
		650,308
	TRAVEL SERVICES — 2.02%
2,400	Sabre Holdings Corporation (c)	76,536
	TOTAL COMMON STOCKS (Cost $4,587,306)	4,751,502

Contracts (100 shares per contract)
PURCHASED OPTIONS — 0.28%
	CALL OPTIONS — 0.05%
	Freeport-McMoRan Copper & Gold, Inc.
3	Expiration: May, 2007, Exercise Price: $60.00	1,080
3	Expiration: May, 2007, Exercise Price: $65.00	690
		1,770
	PUT OPTIONS — 0.23%
	Bloomberg US Lodging Index
18	Expiration: January, 2007, Exercise Price: $380.00	352
	Energy Select Sector SPDR Fund
6	Expiration: January, 2007, Exercise Price: $63.00	2,580
	Illumina, Inc.
21	Expiration: January, 2007, Exercise Price: $40.70	2,161
	PowerShares Dynamic Energy Exploration & Production
7	Expiration: January, 2007, Exercise Price: $21.00	1,540
	PowerShares Dynamic Media
12	Expiration: January, 2007, Exercise Price: $17.00	1,050
	StreetTRACKS SPDR Homebuilders
4	Expiration: January, 2007, Exercise Price: $40.00	1,090
	Tyson Foods
6	Expiration: January, 2007, Exercise Price: $12.50	15
		8,788
	TOTAL PURCHASED OPTIONS (Cost $12,807)	10,558

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2006

Principal
Amount		Value
SHORT-TERM INVESTMENTS — 0.01%
	VARIABLE RATE DEMAND NOTES — 0.01%
$426	U.S. Bank, 5.070%	$426
	TOTAL SHORT-TERM INVESTMENTS (Cost $426)	426
	TOTAL INVESTMENTS (Cost $4,600,539) — 125.53%	$4,762,486

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	All or a portion of the shares have been committed as collateral for open short options.
(c)	All or a portion of the shares have been committed as collateral for swap contracts.
(d)	All or a portion of the shares have been committed as collateral for written option contracts.
(e)	All or a portion of the shares have been committed as collateral for foreign currency contracts.
(f)	All or a portion of the shares have been committed as collateral for the credit facility.
(g)	Fair-valued security.
The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2006

Shares		Value
5,695	AT&T Corp.	$203,596
8,650	Banca Intesa S.p.A.	66,798
700	Cie Generale de Geophysique SA	151,726
1,665	CVS Corporation	51,465
421	Express Scripts, Inc.	30,144
525	Freeport-McMoRan Copper & Gold, Inc.	29,258
2,775	Iberdrola S.A. (a)	121,250
2,075	Illumina, Inc.	81,568
15	MAN AG	1,356
3,100	NYSE Group Inc. (a)	300,731
330	SL Green Realty Corp.	43,817
9,180	Verizon Communications	341,863
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $1,298,849)	$1,423,572

(a)	Fair-valued security.
The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF OPTIONS WRITTEN
December 31, 2006

Contracts (100 shares per contract)		Value

CALL OPTIONS
	Biomet, Inc.
14	Expiration: January, 2007, Exercise Price: $37.50	$5,460
9	Expiration: January, 2007, Exercise Price: $40.00	1,350
	Claire’s Stores, Inc.
18	Expiration: January, 2007, Exercise Price: $30.00	5,760
	Equity Office Properties Trust
19	Expiration: April, 2007, Exercise Price: $50.00	475
	Harrah’s Entertainment
6	Expiration: January, 2007, Exercise Price: $80.00	1,740
	Illumina, Inc.
18	Expiration: January, 2007, Exercise Price: $47.30	103
	JLG Industries
13	Expiration: January, 2007, Exercise Price: $27.50	650
	Phelps Dodge Corporation
8	Expiration: April, 2007, Exercise Price: $130.00	2,000
		17,538
PUT OPTIONS
	Station Casinos, Inc.
9	Expiration: January, 2007, Exercise Price: $80.00 (a)	180
	TOTAL OPTIONS WRITTEN
	(Premiums received $23,250)	$17,718

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

ASSETS:
Investments, at value (Cost $4,600,539)		$4,762,486
Cash		19,111
Deposit at brokers for short sales		548,191
Receivable from brokers for proceeds on securities sold short		1,339,861
Receivable for investments sold		202,110
Receivable for fund shares sold		6,038
Receivable from investment adviser		9,390
Dividends and interest receivable		3,135
Total Assets		6,890,322

LIABILITIES:
Securities sold short, at value (Proceeds of $1,298,849)	$1,423,572
Options written, at value (Premiums received $23,250)	17,718
Loan Payable	1,403,000
Payable for forward currency exchange contracts	5,610
Payable for swap contracts	5,316
Payable for dividends on securities sold short	231
Payable for investment securities purchased	158,779
Payable for fund shares redeemed	39
Accrued expenses and other payables	82,026
Total Liabilities		3,096,291
NET ASSETS		$3,794,031

NET ASSETS Consist Of:
Accumulated undistributed net investment loss		$(5,159)
Accumulated undistributed net realized gain on investments sold		611,234
Net unrealized appreciation (depreciation) on:
Investments	$161,947
Short positions	(124,723)
Written options	5,532
Swap contracts	(4,120)
Foreign currency translation	19
Forward currency exchange contracts	(5,190)
Net unrealized appreciation		33,465
Paid-in capital		3,154,491
Total Net Assets		$3,794,031

NET ASSET VALUE, offering price and redemption price per share
($3,794,031 / 328,090 shares of beneficial interest outstanding)		$11.56

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

INVESTMENT INCOME:
Interest		$40,379
Dividend income on long positions
(net of foreign withholding taxes of $1,811)		63,112
Total investment income		103,491
EXPENSES:
Investment advisory fee	$62,509
Interest expense	75,522
Transfer agent and shareholder servicing agent fees	15,065
Federal and state registration fees	730
Professional fees	106,691
Trustees’ fees and expenses	16,035
Custody fees	2,900
Administration fee	40,050
Fund accounting expense	49,282
Reports to shareholders	7,565
Miscellaneous expenses	680
Dividends on short positions (net of foreign withholding taxes of $187)	25,978
Total operating expenses		403,007
Less: Expenses reimbursed (Note 3)		(231,497)
Total expenses		171,510
NET INVESTMENT LOSS		(68,019)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Long transactions	705,532
Short transactions	(121,198)
Written option contracts expired or closed	74,850
Swap contracts	132,640
Foreign currency translation	12,423
Forward currency exchange contracts	(6,250)
Net realized gain		797,997
Change in unrealized appreciation / depreciation on:
Investments	152,873
Short positions	(90,249)
Written options	(11,463)
Swap contracts	4,236
Foreign currency translation	22
Forward currency exchange contracts	(5,132)
Net unrealized gain		50,287
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		848,284
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$780,265

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$780,265
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Net realized (gain) loss on:
Long transactions	(705,532)
Short transactions	121,198
Written options	(74,850)
Change in unrealized appreciation on long transactions, short transactions,
and written options	(51,161)
Amortization and accretion of premium and discount	(4,012)
Changes in assets and liabilities:
Deposit at broker for short sales	(216,491)
Receivable from brokers for proceeds on securities sold short	(217,552)
Receivable for investments sold	494,661
Receivable for options written	2,085
Receivable for fund shares sold	(6,038)
Receivable from investment adviser	10,267
Dividends and interest receivable	6,467
Payable for forward foreign currency exchange contracts	5,552
Payable for swap contracts	379
Payable for dividends on securities sold short	(2,874)
Payable for securities purchased	(790,085)
Payable for fund shares redeemed	(869)
Accrued expenses and other payables	(1,486)
Purchases of investments	(38,752,504)
Proceeds from sale of investments	41,794,852
Proceeds from short transactions	8,373,971
Cover short transactions	(8,323,918)
Premiums received on written options	464,876
Written options closed or exercised	(426,933)
NET CASH PROVIDED BY OPERATING ACTIVITIES	2,480,268
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	1,652,396
Payment on shares repurchased	(4,212,592)
Cash provided from loan	15,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	(2,545,196)
NET CHANGE IN CASH AND CASH EQUIVALENTS FOR THE YEAR	(64,928)
CASH, BEGINNING OF YEAR	84,039
CASH, END OF YEAR	$19,111
SUPPLEMENTAL INFORMATION:
Cash paid for interest on loan outstanding	$80,460
Non-cash financing activities - reinvestment of distributions	359,486

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Net investment loss	$(68,019)	$(24,177)
Net realized gain on investments sold,
short positions, written options expired or closed,
swap contracts, foreign currencies
and foreign currency exchange contracts	797,997	261,486
Change in unrealized appreciation / depreciation
on investments, short positions, written options,
swap contracts, foreign currency translation,
and forward currency exchange contracts.	50,287	(36,814)
Net increase in net assets resulting from operations	780,265	200,495

Distributions to shareholders from:
Net realized gains	(359,486)	(60,590)
Total dividends distributions	(359,486)	(60,590)

Net increase (decrease) in net assets
from capital share transactions (Note 4)	(2,200,710)	4,072,524
Net increase (decrease) in net assets	(1,779,931)	4,212,429

NET ASSETS:
Beginning of period	5,573,962	1,361,533
End of period (including accumulated undistributed
net investment income (loss)
of $(5,159) and $(900), respectively)	$3,794,031	$5,573,962

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
FINANCIAL HIGHLIGHTS

			For the Period
			May 26, 2004,(1)
	Year Ended	Year Ended	through
	December 31, 2006	December 31, 2005	December 31, 2004
Per Share Data:
Net Asset Value, beginning of period	$10.96	$10.60	$10.00
Income from investment operations:
Net investment loss	(0.02)	(0.05)	(0.02)
Net realized and unrealized
gain on investments	1.83	0.53	0.62
Total from investment operations	1.81	0.48	0.60
Less distributions:
Distributions from net realized gains	(1.21)	(0.12)	—
Total distributions	(1.21)	(0.12)	—
Net Asset Value, end of period	$11.56	$10.96	$10.60
Total Return	16.55%	4.53%	6.00	%(3)
Supplemental data and ratios:
Net assets, end of period (000’s)	$3,794	$5,574	$1,362
Ratio of operating expenses to average
net assets including interest expense
and dividends on short positions:
Before expense waiver	8.06%	7.40%	43.30	%(2)
After expense waiver	3.43%	2.39%	1.62	%(2)
Ratio of operating expenses to average
net assets excluding interest expense
and dividends on short positions:
Before expense waiver	6.03%	6.41%	43.08	%(2)
After expense waiver	1.40%	1.40%	1.40	%(2)
Ratio of net investment loss
to average net assets
Before expense waiver	(5.99)%	(5.58)%	(42.14	)%(2)
After expense waiver	(1.36)%	(0.57)%	(0.46	)%(2)
Portfolio turnover rate(4)	555.55%	497.59%	501.71	%(3)

(1)	Commencement of Operations.
(2)	Annualized.
(3)	Not Annualized.
(4)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.
The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2006

Note 1 — ORGANIZATION

The Merger Fund VL (the “Fund”) is a no-load, open-end, non-diversified investment company organized as a statutory trust under the laws of Delaware on November 22, 2002, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on May 26, 2004. The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage. Shares of the Fund are not offered directly to the public. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts. At December 31, 2006, 93.8% of the shares outstanding of the Fund were owned by one insurance company.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A.	Investment Valuation

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the higher of the intrinsic value of the option or the last reported composite sale price. Securities not listed on an exchange are valued at the last sale price as of the close of the New York Stock Exchange. Securities for which there are no transactions are valued at the average of the closing bid and asked prices. When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The Adviser (as defined herein), subject to the supervision of the Board of Trustees, reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices, when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. At December 31, 2006, fair-valued long securities represented 7.78% of investments, at value. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B.	Short Positions

The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2006

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities.

The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.	Transactions with Brokers for Short Sales

The Fund’s receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with two major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

D.	Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

E.	Written Options

The Fund writes (sells) call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the higher of the intrinsic value of the option or the last composite sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract written is valued at the higher of the intrinsic value of the option or the mean of the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F.	Purchased Options

The Fund purchases put or call options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the higher of the intrinsic value of the option or the last composite sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2006

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the option or the mean of the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

G.	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H.	Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss deferrals, constructive sales, straddle loss deferrals, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31, 2006. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. The Fund decreased net investment loss by $63,760, reduced realized accumulated gains by $63,392, and decreased paid in capital by $368.

I.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.	Foreign Currency Translations

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2006

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.	When-Issued Securities

The Fund may sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. The Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value for when-issued securities.

M.	Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in the investments on the Statement of Assets and Liabilities.

N.	Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

O.	Other

Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, Inc. (the “Adviser”) pursuant to an investment advisory agreement dated July 1, 2003. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets. Certain officers of the Fund are also officers of the Adviser.

The Adviser has agreed to reduce its fees and reimburse the Fundto the extent total annualized expenses, excluding dividends on short positions and interest expense, exceed 1.40% of average daily

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2006

Note 3 — AGREEMENTS (continued)

net assets. The agreement expires on July 1, 2013. The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund’s operating expenses, excluding dividends on short positions and interest expense, to exceed the cap on expenses. For the year ended December 31, 2006, the Adviser reimbursed $231,497 to the Fund.

Reimbursed expenses subject to potential recovery by year of expiration is as follows:

Year of Expiration	Potential Recovery
12/31/07	$214,818
12/31/08	$213,775
12/31/09	$231,497

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Amount	Shares	Amount
Sold	136,016	$1,652,396	408,699	$4,386,248
Reinvested	31,097	359,486	5,533	60,590
Redeemed	(347,423)	(4,212,592)	(34,317)	(374,314)
Net Increase (Decrease)	(180,310)	$(2,200,710)	379,915	$4,072,524

Note 5 — INVESTMENT TRANSACTIONS

Purchases and sales of securities for the year ended December 31, 2006 (excluding short-term investments, options and short positions) amounted to $33,696,020 and $35,166,588, respectively. There were no purchases or sales of U.S. Government Securities.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2006

Note 5 — INVESTMENT TRANSACTIONS (continued)

At December, 31 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments*	$4,618,998
Gross Unrealized Appreciation	$193,537
Gross Unrealized Depreciation	(50,049)
Net Unrealized Appreciation/(Depreciation)	$143,488
Undistributed Ordinary Income	$675,720
Undistributed Long-Term Capital Gain	17,036
Total Distributable Earnings	692,756
Other accumulated Gains/(Losses)	$(196,704)
Total Accumulated Earnings/(Losses)	$639,540

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales and constructive sales.

The tax components of dividends paid during the years ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005
Ordinary Income	$358,328	$60,590
Long-Term Capital Gains	$1,158	—

The Merger Fund VL had a post-October currency loss deferral of $14,811, which is deferred for tax purposes until the next fiscal year.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2006 was 6.7% for the Fund (unaudited).

Note 6 — OPTION CONTRACTS WRITTEN

The premium amount and the number of option contracts written during the year ended December 31, 2006, were as follows:

	Premium	Number of
	Amount	Contracts
Options outstanding at December 31, 2005	$60,157	230
Options written	464,876	2,254
Options closed	(238,762)	(901)
Options exercised	(189,886)	(625)
Options expired	(73,135)	(844)
Options outstanding at December 31, 2006	$23,250	114

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2006

Note 7 — CREDIT FACILITY

Custodial Trust Company has made available to the Fund a credit facility under the 1940 Act limitation pursuant to a Loan and Security Agreement (“Agreement”) dated August 16, 2004 for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months’ prior notice. For the period January 1, 2006 to December 31, 2006, the interest rate on the outstanding principal amount was the 30 Day Libor Rate plus 0.75% (weighted average rate of 5.80% during the year ended December 31, 2006). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated July 1, 2003. During the year ended December 31, 2006, the Fund had an outstanding average daily balance of $1,295,401. The maximum amount outstanding during the year ended December 31, 2006 was $2,543,000. At December 31, 2006, the Fund had a loan payable balance of $1,403,000. As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding.

Note 8 — FORWARD CURRENCY EXCHANGE CONTRACTS

At December 31, 2006, the Fund had entered into “position hedge” forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The net unrealized depreciation of $5,190 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

Settlement	Currency to		U.S. $ Value at	Currency to	U.S. $ Value at
Date	be Delivered		December 31, 2006	be Received	December 31, 2006
1/17/07	113,900	Australian Dollars	$ 89,843	U.S. Dollars	$ 88,445
1/26/07	66,600	Canadian Dollars	57,172	U.S. Dollars	58,644
1/19/07	188,235	Swiss Francs	154,816	U.S. Dollars	152,803
2/13/07	3,957	British Pounds	7,749	U.S. Dollars	7,502
3/23/07	72,200	British Pounds	141,385	U.S. Dollars	140,821
1/26/07	59,000	Euros	77,986	U.S. Dollars	75,888
2/23/07	13,292	Euros	17,604	U.S. Dollars	17,626
2/27/07	2,132	Euros	2,822	U.S. Dollars	2,767
3/27/07	42,875	Euros	56,882	U.S. Dollars	56,665
3/30/07	63,427	Euros	84,055	U.S. Dollars	83,963
			$690,314		$685,124

Note 9 — SWAP CONTRACTS

Equity Swap Contracts

The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2006

Note 9 — SWAP CONTRACTS (continued)

counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At December 31, 2006, the Fund had the following open equity swap contracts:

			Unrealized Appreciation
Termination Date	Security	Shares	(Depreciation)
3/31/2007	Endesa SA Swap	1,225	$1,236
11/19/2007	ITV PLC Swap	3,597	(333)
4/30/2007	Scottish Power PLC	18,050	275
			$1,178

Credit Default Swaps

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity, typically corporate issues, on its obligation. The Fund may use the swaps as part of a merger arbitrage strategy involving pending corporate reorganizations. The Fund may purchase credit protection on the referenced entity of the credit default swap (’’Buy Contract’’) or provide credit protection on the referenced entity of the credit default swap (’’Sale Contract’’).

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure that the Fund has under the swap contract. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2006

Note 9 — SWAP CONTRACTS (continued)

notional amount and the price of the underlying securities and the inability of counterparties to perform.

The Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

					Unrealized
Expiration		Buy/Sell	Pay/Receive	Notional	Appreciation
Date	Security	Protection	Fixed Rate	Amount	(Depreciation)
12/20/2011	Dow Jones CDX	Buy	0.40%	$500,000	$(132)
	North American
	Investment Grade
06/20/2011	Dow Jones CDX	Buy	0.40%	$1,381,765	$(5,166)
	North American
	Investment Grade

Note 10 - NEW ACCOUNTING STANDARDS

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more likely than not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required as of the date of the last Net Asset Value (”NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds. At this time, management is evaluating the implications of FIN 48. Its impact on the financial statements has not yet been determined.

In September 2006, FASB issued its new Standard No. 157, Fair Value Measurements ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Merger Fund VL:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short, and of options written, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund VL (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 19, 2007

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios	Other
	Positions(s)	Office and		in Fund Complex	Directorships
	Held with	Length of	Principal Occupation	Overseen by	Held by
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee**	Trustee
Frederick W. Green*	President	Indefinite;	President of	2	None
Westchester Capital	and	since	Westchester Capital
Management, Inc.	Trustee	inception	Management, Inc.,
100 Summit Lake Drive		the Fund’s Adviser.
Valhalla, NY 10595
Age: 60
Bonnie L. Smith	Vice	One-year	Vice President of	N/A	None
Westchester Capital	President,	term; since	Westchester Capital
Management, Inc.	Secretary	inception	Management, Inc.,
100 Summit Lake Drive	and		the Fund’s Adviser.
Valhalla, NY 10595	Treasurer;		Chief Operating Officer
Age: 59	Anti-Money		of Westchester Capital
	Laundering		Management, Inc. since
	Compliance		January 2007.
Officer
James P. Logan, III	Independent	Indefinite;	Chairman of Logan-	2	None
Logan-Chace LLC	Trustee	since	Chace LLC, an
420 Lexington Avenue		inception	executive search firm.
New York, NY 10170			Chairman of J.P.
Age: 70			Logan & Company.
Michael J. Downey	Independent	Indefinite;	Managing Partner of	2	Chairman and
c/o Westchester Capital	Trustee	since	Lexington Capital		Director of The
Management, Inc.		inception	Investments.		Asia Pacific Fund,
100 Summit Lake Drive			Consultant and		Inc; Director of the
Valhalla, NY 10595			independent financial		AllianceBernstein
Age: 62			adviser since July		core mutual fund
			1993.		group.
Roy D. Behren	Chief	One-year	Analyst and Trader	N/A	N/A
Westchester Capital	Compliance	term;	for Westchester
Management, Inc.	Officer	since	Capital Management,
100 Summit Lake Drive		inception	Inc., the Fund’s Adviser.
Valhalla, NY 10595
Age: 46
*	Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Fund’s Adviser.
**	The Fund Complex consists of the Fund and The Merger Fund.

The Merger Fund VL
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2006 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser
Westchester Capital Management, Inc.
100 Summit Lake Drive
Valhalla, NY 10595
(914) 741-5600

Administrator, Transfer Agent, Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
(800) 343-8959

Trustees
Frederick W. Green
Michael J. Downey
James P. Logan, III

Executive Officers
Frederick W. Green, President
Bonnie L. Smith, Vice President,
Treasurer and Secretary
Roy D. Behren, Chief Compliance Officer

Counsel
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Michael J. Downey and James P Logan III are each an audit committee financial expert and are considered to be independent as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2005
Audit Fees	$40,000	$25,000
Audit-Related Fees
Tax Fees	$5,000	$5,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. The audit committee approved 100% of the tax services provided by the registrant’s principal accountant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Merger Fund VL

By (Signature and Title)  /s/ Frederick W. Green, President
Frederick W. Green, President

Date  03/01/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Frederick W. Green, President
Frederick W. Green, President

Date 03/01/2007

By (Signature and Title) /s/ Bonnie L. Smith
Bonnie L. Smith, Treasurer

Date 03/06/2007